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                                                                   EXHIBIT 10.48

                               AMENDMENT NO. 3 TO
                      STOCK PURCHASE AND EXCHANGE AGREEMENT


             THIS AMENDMENT NO. 3 (the "Amendment"), dated as of April 1, 2000, by and among GE Financial Assurance Holdings, Inc., a Delaware corporation, Phoenix Group Holdings, Inc., a Connecticut corporation, PM Holdings, Inc., a Connecticut corporation, and GE Life and Annuity Assurance Company, a Virginia corporation.


                                   WITNESSETH:

             WHEREAS, the parties hereto entered into a Stock Purchase and Exchange Agreement, dated as of December 9, 1999 (together with all amendments thereto prior to the date hereof, the "SPEA"); and

             WHEREAS, the parties wish to further amend the SPEA in the manner set forth herein;

             NOW THEREFORE, in exchange for the undertakings contained in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS - All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the SPEA.

2.   AMENDMENTS

     2.1 Section 6.1 and 3.9 of the SPEA notwithstanding, the parties agree that the PGH Subsidiaries, PMH and PGH shall be permitted during the period between December 9, 1999 and the Second Closing to settle any Proceeding in the ordinary course of business consistent with past practices.

     2.2 Section 6.6 (c) notwithstanding, the parties agree that PMH and PGH shall not cause PDS to dispose of the securities it owns in CA Benefits.

     2.3 Anything in the SPEA to the contrary notwithstanding, the parties agree that effective as of the Second Closing, PMH and PGH shall have caused the termination of the benefit plans of Group Services and CDM and effective as of the Third Closing, shall have caused the termination of the benefit plans of CA Benefits.

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3.   MISCELLANEOUS

     3.1  No Other Amendments.

          Other than as expressly set forth herein, the SPEA remains unaltered and in full force and effect.

     3.2  Counterparts.

          This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same amendment.

     3.3  Governing Law.

          This Amendment shall be construed, performed and enforced in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles of such state.


             IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their undersigned duly authorized officers.


PM HOLDINGS, INC.                          GE FINANCIAL ASSURANCE
                                           HOLDINGS, INC.

  /s/ Carl T. Chadburn                         /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: Carl T. Chadburn                       Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President,
                                                       Secretary, and
                                                       General Counsel


PHOENIX GROUP HOLDINGS, INC.               GE LIFE AND ANNUITY ASSURANCE
                                           COMPANY

   /s/ Walter K. Juncker                       /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: Walter K. Juncker                      Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President


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